          AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         This Amendment No. 1 to the Amended and Restated Employment Agreement (the "Amendment") made as of the 1st day of September, 1998, by and between NovaCare, Inc., a Delaware corporation (the "Company"), and John H. Foster (the "Executive"),

                              W I T N E S S E T H:

         WHEREAS, the parties have heretofore entered into an Amended and Restated Employment Agreement dated as of July 1, 1998 (the "Employment Agreement"); and

         WHEREAS, the Board of Directors of the Company approved, at its meeting held on August 5, 1998, a further amendment to the Employment Agreement to modify the definition of Change in Control, as such term relates to the immediate vesting of Company stock options held by the Executive:

         WHEREAS, the parties now wish to amend the Employment Agreement to provide that all stock options held by Executive immediately vest and become fully exercisable upon a Change in Control of the Company, as defined in this amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

         1. For purposes of Section 3.3(iv) of the Agreement, the term "Change in Control of the Company" as defined in Section 6.7 of the Agreement, shall be modified to include, in addition to the items set forth in clauses (A), (B) and
(C) of Section 6.7, the following clause "(D)":

                  "(D) a spin-off, split-off, stock dividend or other similar transaction involving the Company's outpatient services business, the Company's orthotics and prosthetics business or the Company's long-term care services business."

         In addition, the provisions of Section 3.3(iv) of the Agreement (as amended in this Amendment) shall be applicable to any and all options to acquire the Company's common stock held be Executive.

         2. In all other respects the Employment Agreement shall remain in full force and effect without change.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        NOVACARE, INC.


                                        By: /s/ Timothy E. Foster
                                            ------------------------------------
                                            Timothy E. Foster
                                            Chief Executive Officer


                                            /s/ John H. Foster
                                            ------------------------------------
                                            John H. Foster